EXHIBIT 99.1


DHB INDUSTRIES INC.   NEWS FROM DHB INDUSTRIES INC
                      2102 SW 2nd Street * Pompano Beach, FL 33069
                      Tel: 954-630-0900 * www.dhbindustries.com


                            COMPANY CONTACT: Investor Relations/Public Relations
                                             Glenn Wiener, GW Communications
                                             212-786-6013
                                             ir@dhbt.com or pr@dhbt.com


FOR IMMEDIATE RELEASE

                      DHB ANNOUNCES EXECUTIVE APPOINTMENTS

                  - JOHN SIEMER NAMED COO AND CHIEF OF STAFF -
     - THOMAS CANFIELD TO SERVE AS GENERAL COUNSEL AND CORPORATE SECRETARY -
                  - SAM WHITE APPOINTED HEAD OF GLOBAL SALES -

POMPANO BEACH, FLORIDA, SEPTEMBER 28, 2006 - DHB Industries Inc. (OTC Pink
Sheets: DHBT.PK), a leader in the field of protective body armor, announced today the appointments of John Siemer as Chief Operating Officer and Chief of Staff and Thomas Canfield as General Counsel and Corporate Secretary. The Company also disclosed that Sam White, formerly President of Point Blank Body Armor, will now assume the position of Head of Global Sales.

"It is with great pleasure that I announce John and Thomas's appointments and welcome them to the DHB family," stated Larry Ellis, President and Acting CEO. "I personally have known John for over 20 years and believe his experience in the U.S. Armed Forces will be a tremendous asset to our organization. John was brought on board given his knowledge of the inner-workings of the U.S. military and both local and federal governments and I strongly believe his insights and skills will enable us to better structure our organization to meet our customers' needs, as well as our ability to operate more efficiently. Furthermore, the addition of Thomas Canfield to our organization will greatly help us, not only in legal matters, but in operations as he has over 25 years of experience in both U.S. and International business, working with high-profile corporations in the matters of legal, regulatory, business development, corporate finance and operations."

Ellis continued, "Sam White has been with our organization since 2001 and has been one of the key executives responsible for DHB's growth and market leadership in the body armor industry. Prior to his appointment as President of Point Blank, Sam served as VP of our sales, marketing and R&D initiatives and we strongly believe that having Sam lead our global sales efforts, will better position our Company in the years ahead. His knowledge of our products, our customers and partners, and his relationships with key decision makers and suppliers will be invaluable as we look to grow our business and become the dominant supplier of protective body armor to the U.S.
Armed Forces, Federal Agencies and Law Enforcement community."

Mr. Siemer will be working closely with key executives from corporate, finance, operations and human resources while helping to structure and implement the Company's overall strategy and vision across all departments and locations. Mr. Siemer will coordinate matters of strategic planning, business development, corporate governance and both operational and managerial organization. Other day-to-day duties will include staff management, integration of key business


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functions and both staff structure and training. Mr. Siemer will also focus on ensuring fiscal discipline while improving business efficiencies and productivity. He will be reporting to Larry Ellis.

Prior to joining DHB, Mr. Siemer served as Special Assistant and Strategic Planner to the Army Chief of Staff where he advised on the use and allocation of resources. Previously, he served as Executive Officer to the Director of Program Analysis and Evaluation for the Department of the Army Headquarters, where he provided oversight and direction in helping the U.S. Army craft and execute its Future Years Defense Program, specifically focused in the areas of resource allocation, program evaluation and analysis, and acquisition. Mr. Siemer worked extensively with the Department of Defense in developing Program Objective Memorandum (POM). Mr. Siemer co-authored a comprehensive Army study on structure, research, development and acquisition, and overall base operations. He holds a Bachelors of Science (B.S.) in Engineering from the U.S. Military Academy at West Point and a Masters of Science (M.S.) in Structural Engineering from the Georgia Institute of Technology (Georgia Tech).

As DHB's General Counsel and Corporate Secretary, Thomas Canfield will be responsible for overseeing the Company's legal and government affairs, including regulatory, corporate and compliance activities as well as matters pertaining to the Securities and Exchange Commission and potential relisting of DHB on AMEX or another exchange, once compliance matters are addressed. He will be working closely with the Company's operational and financial teams in contract arrangements, patents and employee relations and will assist the executive team and board of directors in strategic planning and transactions, corporate affairs and corporate governance. He will also be reporting to Larry Ellis.

Prior to joining DHB, Mr. Canfield served as CEO and Plan Administrator for AT&T Latin America Corp., a position he held since 2003. Prior to that, he served as General Counsel and Secretary. During his tenure at AT&T, Mr. Canfield oversaw a 15-month business restructuring plan and was instrumental in debt restructurings, customer and vendor negotiations, management personnel and related litigation. As General Counsel and Secretary, he executed the assembly of the business franchise, involving two acquisitions and a follow-on merger resulting in a Nasdaq NMS listing. Additionally, he played a major role in integrating the Company's U.S. headquarters and businesses in five South American countries into a unified multi-national operation with common business processes.

From 1991-2000, Mr. Canfield was an attorney in the New York office of Debevoise & Plimpton, where he represented principals and advisors in numerous M&A and corporate financing transactions, including matters involving AT&T Corp., AOL, AIG, Citigroup, Kimberly-Clark, Phelps Dodge and others. Mr. Canfield graduated from Wesleyan University with a Bachelor of Arts in History and received his JD from Fordham Law School. He was awarded the annual New York State Bar citation in legal ethics and was admitted to practice in New York in 1990.

ABOUT DHB INDUSTRIES
DHB Industries, Inc.'s highly recognized subsidiaries, Point Blank Body Armor, Inc. (www.pointblankarmor.com) and Protective Apparel Corporation of America
(PACA) (www.pacabodyarmor.com), are in the protective body armor industry and are focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the U.S. and worldwide. Company subsidiary NDL Products, Inc. (www.ndlproducts.com),


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produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as through private label distributors.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about DHB Industries, Inc., visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIODS ENDED MARCH 31, 2006 AND JUNE 30, 2006, (2) ANY LISTING REQUIREMENTS WHICH MAY BE PRESCRIBED OR ANY DETERMINATION WHICH MAY BE MADE BY THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, AND (11) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

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